SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2007

GEMSTAR-TV GUIDE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24218	95-4782077
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6922 Hollywood Boulevard
12th Floor		90028
Los Angeles, California
(Address of Principal Executive Offices)		(Zip Code)
(323) 817-4600
Registrant’s telephone number, including area code

n/a
(Former Name and Address,
If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On December 7, 2007, Gemstar-TV Guide International, Inc. (“Gemstar”) and Macrovision Corporation (“Macrovision”) made a joint presentation to investors concerning the previously announced Agreement and Plan of Mergers, dated as of December 6, 2007, by and among Gemstar, Macrovision, Saturn Holding Corp, Galaxy Merger Sub, Inc. and Mars Merger Sub, Inc. A transcript of the presentation is attached hereto as Exhibit 99.1. The transcript is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the transcript.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits
Exhibit No.	Document Designation
99.1	Gemstar and Macrovision Joint Presentation to Investors, dated December 7, 2007.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2007

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

By:
	Name:	Stephen H. Kay
	Title:	Executive Vice President and General
Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Gemstar and Macrovision Joint Presentation to Investors, dated
December 7, 2007.